UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2018 (November 16, 2018)
______________________________

FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements
of Certain Officers
Under the Federal Home Loan Bank Act, a director of a Federal Home Loan Bank generally may serve no more than three consecutive terms. With respect to the Federal Home Loan Bank of Indianapolis (Bank) Board of Directors (Board), the third term of Michigan member director James D. MacPhee expires on December 31, 2018. Therefore, Mr. MacPhee was not eligible to seek re-election in the 2018 election cycle and will cease to be a Bank director as of December 31. Mr. MacPhee is the current Chair of the Board. He has served as Chair of the Board since 2014, and has served as a director of the Bank since 2008.
The current term of Michigan member director Thomas R. Sullivan also expires on December 31, 2018. Because Mr. Sullivan decided not to stand for re-election, he will likewise cease to be a Bank director as of that date. Mr. Sullivan has served as a director of the Bank from 2004 through 2009, and from 2011 to the present.
For additional information, please refer to the letter to shareholders dated November 20, 2018, a copy of which is attached as Exhibit 99.1 and incorporated by reference in this Report.

Item 8.01    Other Events
Election of Chair and Vice Chair of the Board of Directors
On November 16, 2018, the Board announced the election of its Chair and Vice Chair, both to two-year terms beginning January 1, 2019.
Dan L. Moore was elected Chair. He currently serves as Vice Chair of the Board and also currently serves on the Finance/Budget and Affordable Housing Committees. Mr. Moore has been a director of the Bank since 2011. He will succeed Mr. MacPhee as Chair. Mr. Moore is President and Chief Executive Officer of Home Bank SB in Martinsville, Indiana.
James L. Logue, III was elected Vice Chair. He currently serves as Vice Chair of the Board's Affordable Housing Committee and also currently serves on the Human Resources and Technology Committees. Mr. Logue has been a director of the Bank since 2007. Mr. Logue is the Senior Vice President and Chief Public Policy Officer of Cinnaire Corp., formerly Great Lakes Capital Fund, a housing finance and development company in Lansing, Michigan.
For additional information regarding the election of the Chair and Vice Chair, please refer to the letter to shareholders dated November 20, 2018, a copy of which is attached as Exhibit 99.1 and incorporated by reference in this Report.
For additional information regarding the Board, please refer to the Bank’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 9, 2018.
Board of Directors - 2019 Committee Assignments
On November 16, 2018, the Board approved the appointment of chairs and vice chairs, as well as the members, of the Board’s committees, effective January 1, 2019. The Board’s committee assignments and chair/vice chair designations for 2019 are attached as Exhibit 99.2 and incorporated by reference in this Report.

Item 9.01    Financial Statements and Exhibits
A copy of the letter to shareholders announcing the election of the Board’s Chair and Vice Chair, which was emailed on November 20, 2018, is attached as Exhibit 99.1 and incorporated by reference in this Report.
A copy of the Board’s 2019 committee assignments and chair/vice chair appointments is attached as Exhibit 99.2 and incorporated by reference in this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2018

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to Shareholders dated November 20, 2018
99.2	2019 Board Committee Assignments and Chair/Vice Chair Designations